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                                                                    EXHIBIT 23.2


                          Independent Auditors' Consent


The Board of Directors
Helen of Troy Limited:

We consent to the use of our report incorporated herein by reference in the prospectus.


                                              /s/ KPMG LLP
                                              ------------


El Paso, Texas
March 10, 2003